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Exhibit 23.2

INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in this Registration Statement of The Allstate Corporation on Form S-8 of our reports dated February 23, 2001, appearing and incorporated by reference in the Annual Report on Form 10-K of The Allstate Corporation for the year ended December 31, 2000.

                      /s/ DELOITTE & TOUCHE LLP

                      Deloitte & Touche LLP

Chicago, Illinois
May 14, 2001

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INDEPENDENT AUDITORS' CONSENT